SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 2004


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-25509                42-1485449
         --------                      -------                ----------
(State or other jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


Address of principal executive offices: 329 Pierce Street, Sioux City,Iowa 51101
                                        ----------------------------------------


Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)



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Item 5.  Other Events and Required FD Disclosure.

   On July 8, 2004, Jon G. Cleghorn retired as Executive Vice President and Chief Operating Officer of First Federal Bankshares, Inc.
(the "Company") and its wholly owned federal savings bank subsidiary, First Federal Bank (the "Bank"). Mr. Cleghorn will remain on the boards of directors of the Company and the Bank.










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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL BANKSHARES, INC.


DATE:  July 15, 2004                By:   /s/ Barry E. Backhaus
                                          -------------------------
                                          Barry E. Backhaus
                                          President and Chief Executive Officer